UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): May 12, 2026
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
____________________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
TransUnion (the “Company”) held its Annual Meeting of Stockholders on May 12, 2026 (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.	Election of twelve directors to serve a one-year term expiring at the 2027 Annual Meeting.
2.	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.	A non-binding advisory vote to approve the compensation of the Company’s named executive officers.
4.	An advisory vote on a stockholder proposal requesting a stockholder right to call a special meeting.
The final voting results for each of these proposals are detailed below. For additional information on these proposals, please see the Company’s 2026 Proxy Statement (the “Proxy Statement”).
Proposal 1: Election of Directors
The following nominees were elected to the Board of Directors for a one-year term expiring at the 2027 Annual Meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
George M. Awad	177,459,433	2,342,493	76,474	4,815,243
Christopher A. Cartwright	179,533,725	269,227	75,448	4,815,243
Sayan Chakraborty	179,535,912	250,336	92,152	4,815,243
Suzanne P. Clark	179,577,534	247,415	53,451	4,815,243
Hamidou Dia	179,466,097	349,682	62,621	4,815,243
Russell P. Fradin	167,661,502	12,151,632	65,266	4,815,243
Charles E. Gottdiener	179,411,902	354,090	112,408	4,815,243
Pamela A. Joseph	178,036,262	1,787,904	54,234	4,815,243
Thomas L. Monahan, III	177,064,266	2,758,984	55,150	4,815,243
Ravi Kumar Singisetti	179,364,938	448,298	65,164	4,815,243
Charlotte B. Yarkoni	179,536,958	245,049	96,393	4,815,243
Linda K. Zukauckas	179,531,976	277,238	69,186	4,815,243
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The ratification of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved as follows:

FOR	AGAINST	ABSTAIN
183,563,685	1,084,689	45,269
Proposal 3: Advisory Vote on the Compensation of Our Named Executive Officers
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
175,605,823	4,138,852	133,725	4,815,243

Proposal 4: Advisory Vote on a Stockholder Proposal Requesting a Stockholder Right to Call a Special Meeting
The stockholders approved, on an advisory basis, a stockholder proposal requesting a stockholder right to call a special meeting of stockholders, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
129,562,049	50,248,052	68,299	4,815,243
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover page Interactive Data File (embedded within the inline XBRL file).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: May 15, 2026	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer